Exhibit 4.22

***INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

A330 FAMILY AIRCRAFT
PURCHASE AGREEMENT

BETWEEN

AIRBUS SAS
(the "Seller")

AND

CHINA EASTERN AIRLINES CORPORATION LTD
(the "Buyer")

Buyer's Reference Number
09GTBAP330

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CONTENTS

Clauses

0	SUPPLEMENTARY DEFINITIONS

1	QUANTITY, MODEL AND DESCRIPTION

2	AIRCRAFT DEFINITION

3	BASE PRICES

4	DELIVERY SCHEDULE

5	LIQUIDATED DAMAGES

6	SERVICE LIFE POLICY

7	TECHNICAL DATA

8	SELLER REPRESENTATIVES

9	NEGOTIATED AGREEMENT

10	APPLICABILITY

11	CONFIDENTIALITY

12	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

13	LAW AND JURISDICTION

14	COUNTERPARTS

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CONTENTS

Appendices

A	STANDARD SPECIFICATIONS FOR A330 FAMILY AIRCRAFT

B	SPECIFICATION CHANGE NOTICES

C	AIRFRAME PRICE REVISION FORMULA

D-1	GENERAL ELECTRIC PRICE REVISION FORMULA

D-2	PRATT & WHITNEY PRICE REVISION FORMULA

D-3	ROLLS ROYCE PRICE REVISION FORMULA

G	TECHNICAL DATA INDEX

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PURCHASE AGREEMENT

This A330 family aircraft purchase agreement (the "Agreement") is made as of December 28, 2009

Between:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814,

(hereinafter referred to as the "Seller") of the one part,and

CHINA EASTERN AIRLINES CORPORATION, LIMITED, a company organised under the laws of the People's Republic of China having its principal place of business at Hongqiao International Airport, No. 2550 Hongqiao Road, Shanghai 200335, People's republic of China,

(hereinafter referred to as the "Buyer") of the other part
The Seller and the Buyer together referred as the "Parties" and each a "Party"

CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION, a company organised under the laws of the People's Republic of China having its principal place of business at Hongqiao International Airport, No. 2550 Hongqiao Road, Shanghai 200335, People's republic of China (the "Consenting Party"), whose roles are more fully described in the payment agreement dated as of even date between the Parties and the Consenting Party, is not a Party to the Agreement, but is acknowledging and witnessing its execution by countersigning the last page.

WHEREAS

A-
The Buyer and the Seller have signed on June 15, 2009 an aircraft general terms agreement (reference CSC 0800.890) (thereinafter referred to as the "AGTA") which constitutes an integral part of this Agreement.

B-	Subject to the terms and conditions of this Agreement and of the AGTA, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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0.	SUPPLEMENTARY DEFINITIONS

0.1	In addition to the words and the terms elsewhere defined in this Agreement, the initially capitalised words and terms used in this Agreement shall have the meaning set out below.

0.2	Capitalised words and terms used in this Agreement which are not defined herein shall have the meaning assigned thereto in the AGTA.

A330-200 Airframe	means the A330-200 Aircraft excluding the A330-200 Propulsion Systems.

A330-300 Airframe	means the A330-300 Aircraft excluding the A330-300 Propulsion Systems.

A330-200 Aircraft
means an Airbus A330-200 model aircraft including the A330-200 Airframe, the applicable Propulsion Systems, and any part, component, furnishing or equipment installed on the A330-200 Aircraft on Delivery under the terms and conditions of this Agreement and the AGTA.

A330-300 Aircraft
means an Airbus A330-300 model aircraft including the A330-300 Airframe, the applicable Propulsion Systems, and any part, component, furnishing or equipment installed on the A330-300 Aircraft on Delivery under the terms and conditions of this Agreement and the AGTA.

A330-200 Specification	means either (a) the A330-200 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A330-200 Standard Specification as amended by all applicable SCNs and MSCNs.

A330-300 Specification	means either (a) the A330-300 Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A330-300 Standard Specification as amended by all applicable SCNs and MSCNs.

A330-200 Standard

Specification
means the A330-200 standard specification document number G.000.02000 Issue 4 revision 5, dated April 30, 2008 a copy of which has been annexed hereto as Appendix A-1, with the following design weights:

MTOW: 230.0 tonnes
MLW: 180.0 tonnes and
MZFW: 168.0 tonnes

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A330-300 Standard
Specification
means the A330-300 standard specification document number G.000.03000 Issue 7 revision 5, dated April 30, 2008 a copy of which has been annexed hereto as Appendix A-2, with the following design weights:

MTOW: 230.0 tonnes
MLW: 185.0 tonnes and
MZFW: 173.0 tonnes

Airframe Base Price
means, (i) with respect to the A330-200 Airframe, the A330-200 Airframe Base Price set forth in Clause 3.1.1; (ii) with respect to the A330-300 Airframe, the A330-300 Airframe Base Price set forth in Clause 3.1.2; and with respect to the Aircraft means any or all of the A330-200 Airframe Base Price and the A330-300 Airframe Base Price.

Aircraft	means any or all of the A330-200 Aircraft and the A330-300 Aircraft.

Base Delivery Condition

Year	2007

Base Price	means the sum of the applicable Airframe Base Price and the applicable Propulsion Systems Base Price

First Quarter	means the months of January, February, March

Fourth Quarter	means the months of October, November, December

Quarter	means any or all of the First Quarter, Second Quarter, Third Quarter and Fourth Quarter

Third Quarter	means the months of July, August, September

Second Quarter	means the months of April, May, June

Daily Liquidated Damages

Amount	as specified in Clause 5

PEP Revision Service

Period	as specified in Clause 7

Propulsion Systems Base

Price	as specified in Clause 3.2

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Propulsion Systems

Manufacturer	means the manufacturer of the selected Propulsion Systems

Propulsion Systems

Reference Price	as specified in Clause 3.2

Revision Service Period	as specified in Clause 7

0.3	Clause headings and the index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement

0.4	In this Agreement unless the context otherwise requires:

(a)
references to Clauses, Schedules, Appendices, and Exhibits are to be construed as references to the Clauses, Schedules, Appendices, and Exhibits to this Agreement and references to this Agreement include its Clauses, Schedules, Exhibits and Appendices.

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

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1.	QUANTITY

Subject to the terms and conditions of this Agreement and of the AGTA, the Buyer agrees to purchase a total of sixteen (16), A330-200 and A330-300 model aircraft (jointly referred to as the "Aircraft") from the Seller.

Pursuant to the terms of the Agreement and of the AGTA, the Seller shall sell and deliver to the Buyer and the Buyer shall buy and take Delivery of the Aircraft.

2.	AIRCRAFT DEFINITION

2.1	Aircraft Standard Specification Definition

2.1.1	Standard Specification for A330-200 Aircraft

The A330-200 Aircraft shall be manufactured in accordance with the A330-200 Standard Specification.

2.1.2	Standard Specification for the A330-300 Aircraft

The A330-300 Aircraft shall be manufactured in accordance with the A330-300 Standard Specification.

2.2	Propulsion Systems

2.2.1	The A330-200 Airframe will be equipped with a set of two (2):

(i)	General Electrics CF6-80E1A4 engines, or

(ii)	Pratt and Whitney 4170 engines, or

(iii)	Rolls Royce Trent 772B engines

(each, upon selection by the Buyer, being referred to as the "A330-200 Propulsion Systems").

2.2.2	The A330-300 Airframe will be equipped with a set of two (2):

(i)	General Electrics CF6-80E1A4 engines, or

(ii)	Pratt and Whitney 4170 engines, or

(iii)	Rolls Royce Trent 772B engines

(each, upon selection by the Buyer, being referred to as the "A330-300 Propulsion Systems").

The A330-200 Propulsion Systems and the A330-300 Propulsion Systems being referred to herein collectively as the "Propulsion Systems".

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2.2.3	* * *

2.3	Configuration Milestones

* * *

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3.	BASE PRICES

With respect to the Aircraft, Clause 3.1 and Clause 4.1 of the AGTA shall apply.

3.1	Airframe Base Price

* * *

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* * *

3.2	Propulsion Systems Base Price

* * *

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* * *

3.3	Base Price of the Aircraft

The Base Price of the Aircraft is the sum of the Airframe Base Price and the General Electric Propulsion Systems Base Price until the Buyer notifies the Seller of its Propulsion Systems selection. After such notification, The Aircraft Base Price shall be the sum of the Airframe Base Price and the selected Propulsion Systems Base Price.

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4.	DELIVERY SCHEDULE

* * *

5.	LIQUIDATED DAMAGES

* * *

6.	SERVICE LIFE POLICY

6.1	* * *

6.2	* * *

6.3	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN CLAUSE 12 AND CLAUSE 14 OF THE AGTA ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF ITS SUPPLIERS AND SUBCONTRACTORS AND ITS AFFILIATES.

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7.	TECHNICAL DATA

* * *

8.	SELLER REPRESENTATIVES

* * *

9.	NEGOTIATED AGREEMENT

The Buyer specifically recognises that this Agreement incorporating the terms of the AGTA is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the Buyer, and that the Specification and price of the Aircraft specified in this Agreement and the other mutual agreements of the Buyer set forth herein and in the AGTA were agreed upon after careful consideration by the Buyer using its judgment as a professional operator and arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein and in the AGTA.

The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this transaction.

10.	APPLICABILITY

This Agreement incorporates the terms and conditions of the aircraft general terms agreement reference CSC 0800.890 dated as of June 15, 2009 between the Buyer and the Seller (the “AGTA”).

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This Agreement and the AGTA, contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only by mutual agreement in writing signed by authorized representatives of the Buyer and the Seller.

With respect to the Aircraft, the AGTA shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

If there is any inconsistency between the AGTA and this Agreement, the latter shall prevail to the extent of such inconsistency.

11.	CONFIDENTIALITY

The Parties agree that the terms and conditions of Clause 22.12 of the AGTA shall apply mutatis mutandis to this Agreement.

12.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

The parties do not intend that any term of the AGTA and of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to the AGTA and the Agreement.

The parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under the AGTA or the Agreement without the consent of any person who is not a party to the AGTA and the Agreement.

13.	LAW AND JURISDICTION

13.1	This Agreement and the AGTA shall be governed by and construed in accordance with the laws of England.

13.2
Any dispute arising out of or in connection with this Agreement and/or the AGTA shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules.

Arbitration shall take place in London in the English language.

14.	COUNTERPARTS

This Agreement has been executed in three (3) original copies which are in English and may be executed in counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

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APPENDIX A

AIRCRAFT STANDARD SPECIFICATIONS

The Standard Specifications for the A330 Family are attached in a different folder

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APPENDIX B

SPECIFICATION CHANGE NOTICES

To be negotiated in accordance with clause 2.3 of the Agreement.

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APPENDIX C

AIRFRAME PRICE REVISION FORMULA

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Appendix D-1 to the A330 Family Purchase Agreement

 APPENDIX D-1

GENERAL ELECTRICS PRICE REVISION FORMULA

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Appendix D-1 to the A330 Family Purchase Agreement

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Appendix D-2 to the A330 Family Purchase Agreement

APPENDIX D-2

PRATT & WHITNEY PRICE REVISION FORMULA

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Appendix D-3 to the A330 Family Purchase Agreement

ROLLS ROYCE PRICE REVISION FORMULA

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Appendix G: TECHNICAL DATA INDEX

Appendix G

TECHNICAL DATA INDEX

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Appendix G: TECHNICAL DATA INDEX

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA Specification 2200 (iSpec2200), Information Standards for Aviation Maintenance

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be made available :

–	ON-LINE (ON) through the relevant service on AirbusWorld,

and / or

–	OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following Technical Data formats may be used:

–	SGML - Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

–	XML — Extensible Mark-up Language, evolution of the SGML text format to cope with WEB technology requirements.

XML is used for data processing.  Processed data shall be consulted through the e-doc Viewer FOCT — Flight Operations Consultation Tool.

XML data may be customized using Airbus customization tools (FOSP, ADOC) or the Buyer's own XML based editing tools.

–	CGM — Computer Graphics Metafile, format of the interactive graphics associated with the XML and /or SGML text file delivery.

–	PDF (PDF) - Portable Document Format allowing data consultation.

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Appendix G: TECHNICAL DATA INDEX

–
Advanced Consultation Tool - refers to Technical Data Consultation application that offers advanced consultation & navigation functionality compared to PDF.  Both browser software & Technical Data are packaged together.

–	P1 / P2 - refers to manuals printed on one side or both sides of the sheet.

–	CD-P - refers to CD-Rom including Portable Document Format (PDF) Data.

–	CD-XML — Refers to CD-Rom including XML data

TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

	G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

	E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)	Self-explanatory for physical media.

DELIVERY (Deliv)	Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first Aircraft Delivery Date.

The number of days indicated shall be rounded up to the next regular revision release date.

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LETTER AGREEMENT N°1

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject : Purchase Incentives

CHINA EASTERN AIRLINES CORPORATION LIMITED (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into an aircraft general terms agreement dated as of June 15, 2009 (the "AGTA") and an A330 family purchase agreement (the "Purchase Agreement") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N°1

1	Airframe Credit Memorandum

* * *

2	Customer Support Credit Memorandum

* * *

3	Safety Credit Memorandum

* * *

4	Special Volume Credit Memorandum

* * *

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LETTER AGREEMENT N°1

5	Additional Credit Memorandum

* * *

6	Revision of the Credit Memoranda

* * *

7	Weight Variant Concessions

* * *

8	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

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LETTER AGREEMENT N°1

9	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information"). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,

(ii)	the extent of the Personal Information subject to disclosure,

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

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LETTER AGREEMENT N°2

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject : Predelivery Payments

CHINA EASTERN AIRLINES CORPORATION LIMITED (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into an aircraft general terms agreement dated as of June 15, 2009 (the "AGTA") and an A330 family purchase agreement (the "Agreement") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N°2

1.	Predelivery payments

* * *

LETTER AGREEMENT N°2

* * *

UNQUOTE

2.	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information"). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,

(ii)	the extent of the Personal Information subject to disclosure,

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

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LETTER AGREEMENT N°3

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject : Price Adjustment Limitation

CHINA EASTERN AIRLINES CORPORATION LIMITED (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into an aircraft general terms agreement dated as of June 15, 2009 (the "AGTA") and an A330 family purchase agreement (the "Purchase Agreement") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N°3

1	Price Adjustment Limitation

The following limitations shall apply to the Airframe Price Revision Formula set forth in Appendix C to the Purchase Agreement for Aircraft deliveries that occur prior to * * *

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LETTER AGREEMENT N°3

2	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,

(ii)	the extent of the Personal Information subject to disclosure,

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

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LETTER AGREEMENT N°4

CHINA EASTERN AIRLINES CORPORATION LIMITED
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject: Conversion Rights

CHINA EASTERN AIRLINES CORPORATION LIMITED (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into an aircraft general terms agreement dated as of June 15, 2009 (the "AGTA") and an A330 family purchase agreement (the "Purchase Agreement") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Purchase Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Purchase Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

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LETTER AGREEMENT N°4

1	Conversion Rights

* * *

2	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

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LETTER AGREEMENT N°4

3	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party').

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,

(ii)	the extent of the Personal Information subject to disclosure,

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 3 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

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LETTER AGREEMENT N°5a

CHINA EASTERN AIRLINES CORPORATION LTD
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject: A330-200 PERFORMANCE GUARANTEES (General Electric CF6-80E1A4)

CHINA EASTERN AIRLINES CORPORATION LTD ("the Buyer") and AIRBUS SAS ("the Seller") have entered into an A330 Purchase Agreement dated as of even date herewith (the " Purchase Agreement" or the "Agreement") which covers the sale by the Seller and the purchase by the Buyer of A330 Aircraft as described in the Specification annexed to the said Purchase Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, none severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

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LETTER AGREEMENT N°5a

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A330-200 Aircraft equipped with General Electric CF6-80E1A4 propulsion system as described in the Standard Specification Ref. G 000 02000 Issue 4.5 dated 30th April 2008 without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 230,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

2,740 meters

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 180,000 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

1,905 meters

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.82 in ISA conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

220,000	35,000
200,000	37,000
180,000	39,000

shall be not less than a guaranteed value of:

0.0808 nm/kg

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A330-200 General Electric CF6-80E1A4           106,360 kg plus 1.5%

This is the Manufacturer's Weights Empty of the Aircraft as defined in Section 13- 10.00.00 of the Standard Specifications amended by the SCN's defined in

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LETTER AGREEMENT N°5a

paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification.  Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above.  Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5
Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb.  Cruise performance assume a centre of gravity position of 34% MAC.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more at the Seller's discretion) A330-200 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

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LETTER AGREEMENT N°5a

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

i)	Any further configuration change which is the subject of a SCN

ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification

iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1
Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller's maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

***

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LETTER AGREEMENT N°5a

* * *

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Page 5/7

LETTER AGREEMENT N°5a

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,

(ii)	the extent of the Personal Information subject to disclosure,

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 10 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

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LETTER AGREEMENT N°5b

CHINA EASTERN AIRLINES CORPORATION LTD
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject: A330-200 PERFORMANCE GUARANTEES (Pratt and Whitney 4170)

CHINA EASTERN AIRLINES CORPORATION LTD ("the Buyer") and AIRBUS SAS ("the Seller") have entered into an A330 Purchase Agreement dated as of even date herewith (the " Purchase Agreement" or the "Agreement") which covers the sale by the Seller and the purchase by the Buyer of A330 Aircraft as described in the Specification annexed to the said Purchase Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, none severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Page 1/7

LETTER AGREEMENT N°5b

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A330-200 Aircraft as described in the Standard Specification Ref. G 000 02000 Issue 4.5 dated 30th April 2008 and amended by SCN for

a) installation of Pratt and Whitney 4170 propulsion system

for deliveries from 1st quarter 2009 onwards without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 230,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

2,600 meters

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 180,000 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

1,905 meters

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.82 in ISA conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

220,000	35,000
200,000	37,000
180,000	39,000

shall be not less than a guaranteed value of:

0.0813 nm/kg

Page 2/7

LETTER AGREEMENT N°5b

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A330-200 Pratt and Whitney 4170	106,688 kg plus 1.5%

This is the Manufacturer's Weights Empty of the Aircraft as defined in Section 13 - 10.00.00 of the Standard Specifications amended by the SCN's defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification.  Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above.  Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5
Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb.  Cruise performance assume a centre of gravity position of 34% MAC.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-200 aircraft of the same

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LETTER AGREEMENT N°5b

aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

(i)	Any further configuration change which is the subject of a SCN

(ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification

(iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1
Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller's maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

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LETTER AGREEMENT N°5b

* * *

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Page 5/7

LETTER AGREEMENT N°5b

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,

(ii)	the extent of the Personal Information subject to disclosure,

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 10 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

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LETTER AGREEMENT N°5c

CHINA EASTERN AIRLINES CORPORATION LTD
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject: A330-200 PERFORMANCE GUARANTEES (Rolls-Royce Trent 772B "EP")

CHINA EASTERN AIRLINES CORPORATION LTD ("the Buyer") and AIRBUS SAS ("the Seller") have entered into an A330 Purchase Agreement dated as of even date herewith (the "Purchase Agreement" or the "Agreement") which covers the sale by the Seller and the purchase by the Buyer of A330 Aircraft as described in the Specification annexed to the said Purchase Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, none severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

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LETTER AGREEMENT N°5c

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A330-200 Aircraft equipped with Rolls-Royce Trent 772B "EP" propulsion system as described in the Standard Specification Ref. G 000 02000 Issue 4.5 dated 30th April 2008 for deliveries from 1st quarter 2009 onwards without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 230,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

2,620 meters

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 180,000 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

1,895 meters

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.82 in ISA conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

220,000	35,000
200,000	37,000
180,000	39,000

shall be not less than a guaranteed value of:

0.0808 nm/kg

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A330-200 Rolls-Royce Trent 772B "EP"	106,445 kg plus 1.5%

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LETTER AGREEMENT N°5c

This is the Manufacturer's Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN's defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification.  Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above.  Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5
Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb.  Cruise performance assume a centre of gravity position of 34% MAC.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-200 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

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LETTER AGREEMENT N°5c

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

(i)	Any further configuration change which is the subject of a SCN

(ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification

(iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1
Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller's maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

***

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LETTER AGREEMENT N°5c

* * *

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Page 5/7

LETTER AGREEMENT N°5c

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,

(ii)	the extent of the Personal Information subject to disclosure,

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 10 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

Page 6/7

[***THIS PAGE HAS BEEN REDACTED***]

[***THIS PAGE HAS BEEN REDACTED***]

LETTER AGREEMENT N°5d

CHINA EASTERN AIRLINES CORPORATION LTD
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject: A330-300 PERFORMANCE GUARANTEES (General Electric CF6-80E1A4)

CHINA EASTERN AIRLINES CORPORATION LTD ("the Buyer") and AIRBUS SAS ("the Seller") have entered into an A330 Purchase Agreement dated as of even date herewith (the "Purchase Agreement" or the "Agreement") which covers the sale by the Seller and the purchase by the Buyer of A330 Aircraft as described in the Specification annexed to the said Purchase Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, none severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

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LETTER AGREEMENT N°5d

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A330-300 Aircraft equipped with General Electric CF6-80E1A4 propulsion system as described in the Standard Specification Ref. G 000 03000 Issue 7.5 dated 30th April 2008 without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 230,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

2,690 meters

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 185,000 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

1,905 meters

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.82 in ISA conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

220,000	35,000
200,000	37,000
180,000	39,000

shall be not less than a guaranteed value of:

0.0800 nm/kg

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A330-300 General Electric CF6-80E1A4	108,670 kg plus 1.5%

This is the Manufacturer's Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN's defined in

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LETTER AGREEMENT N°5d

paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification.  Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above.  Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5
Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb.  Cruise performance assume a centre of gravity position of 34% MAC.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-300 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

Page 3/7

LETTER AGREEMENT N°5d

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

(i)	Any further configuration change which is the subject of a SCN

(ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification

(iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1
Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller's maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

***

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LETTER AGREEMENT N°5d

* * *

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Page 5/7

LETTER AGREEMENT N°5d

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)         the contact details of the Receiving Party,

(ii)        the extent of the Personal Information subject to disclosure,

(iii)       the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 10 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

Page 6/7

[***THIS PAGE HAS BEEN REDACTED***]

[***THIS PAGE HAS BEEN REDACTED***]

LETTER AGREEMENT N°5e

CHINA EASTERN AIRLINES CORPORATION LTD
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject: A330-300 PERFORMANCE GUARANTEES (Pratt and Whitney 4170)

CHINA EASTERN AIRLINES CORPORATION LTD ("the Buyer") and AIRBUS SAS ("the Seller") have entered into an A330 Purchase Agreement dated as of even date herewith (the "Purchase Agreement" or the "Agreement") which covers the sale by the Seller and the purchase by the Buyer of A330 Aircraft as described in the Specification annexed to the said Purchase Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, none severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Page 1/7

LETTER AGREEMENT N°5e

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A330-300 Aircraft as described in the Standard Specification Ref. G 000 03000 Issue 7.5 dated 30th April 2008 and amended by SCN for

a) installation of Pratt and Whitney 4170 propulsion system

for deliveries from 1st quarter 2009 onwards without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 230,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

2,570 meters

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 185,000 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

1,905 meters

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.82 in ISA conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

220,000	35,000
200,000	37,000
180,000	39,000

shall be not less than a guaranteed value of:

0.0805 nm/kg

Page 2/7

LETTER AGREEMENT N°5e

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A330-300 Pratt and Whitney 4170	108,998 kg plus 1.5%

This is the Manufacturer's Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN's defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification.  Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above.  Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5
Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb.  Cruise performance assume a centre of gravity position of 34% MAC.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-300 aircraft of the same

Page 3/7

LETTER AGREEMENT N°5e

aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

(i)	Any further configuration change which is the subject of a SCN

(ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification

(iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1
Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller's maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

Page 4/7

LETTER AGREEMENT N°5e

* * *

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Page 5/7

LETTER AGREEMENT N°5e

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)         the contact details of the Receiving Party,

(ii)        the extent of the Personal Information subject to disclosure,

(iii)       the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 10 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

Page 6/7

[***THIS PAGE HAS BEEN REDACTED***]

[***THIS PAGE HAS BEEN REDACTED***]

LETTER AGREEMENT N°5f

CHINA EASTERN AIRLINES CORPORATION LTD
Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject: A330-300 PERFORMANCE GUARANTEES (Rolls-Royce Trent 772B "EP")

CHINA EASTERN AIRLINES CORPORATION LTD ("the Buyer") and AIRBUS SAS ("the Seller") have entered into an A330 Purchase Agreement dated as of even date herewith (the "Purchase Agreement" or the "Agreement") which covers the sale by the Seller and the purchase by the Buyer of A330 Aircraft as described in the Specification annexed to the said Purchase Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, none severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Page 1/7

LETTER AGREEMENT N°5f

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A330-300 Aircraft equipped with Rolls-Royce Trent 772B "EP" propulsion system as described in the Standard Specification Ref. G 000 03000 Issue 7.5 dated 30th April 2008 for deliveries from 1st quarter 2009 onwards without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

2	GUARANTEED PERFORMANCE

2.1	Take-off Field Length

The JAR take-off field length at an Aircraft gross weight of 230,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15°C conditions shall not be more than a guaranteed value of:

2,600 meters

2.2	Second Segment Climb

The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of 185,000 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:

1,900 meters

2.4	Cruise Specific Air Range

The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.82 in ISA conditions under the Weight and Altitude conditions given below:

Gross Weight (kg)	Pressure Altitude (ft)

220,000	35,000
200,000	37,000
180,000	39,000

shall be not less than a guaranteed value of:

0.0800 nm/kg

3	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weights Empty as below:

A330-300 Rolls-Royce Trent 772B "EP"	108,755 kg plus 1.5%

Page 2/7

LETTER AGREEMENT N°5f

This is the Manufacturer's Weights Empty of the Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN's defined in paragraph 1 of this Letter Agreement and are subject to adjustment as defined in paragraph 6.2.

4	GUARANTEE CONDITIONS

4.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2
For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification.  Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above.  Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5
Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of 18,590 BTU per lb.  Cruise performance assume a centre of gravity position of 34% MAC.

5	GUARANTEE COMPLIANCE

5.1
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3
Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-300 aircraft of the same aerodynamic configuration as the Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

5.4	Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

Page 3/7

LETTER AGREEMENT N°5f

5.5
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's Aircraft.

6	ADJUSTMENT OF GUARANTEES

6.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 of this Letter Agreement and may be adjusted in the event of:

(i)	Any further configuration change which is the subject of a SCN

(ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification

(iii)	Changes required to obtain certification that cause modifications to the performance or weight of the Aircraft

7	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8	UNDERTAKING REMEDIES

Should any Aircraft fail to meet any of the Guarantees contained in this Letter Agreement, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1
Should the Seller fail to develop and make available corrective means (including but not limited to kits, procedures, adjustment of design weights) for the correction of the above said deficiency within one (1) year from delivery of the affected Aircraft, then the Seller shall in respect of such Aircraft pay to the Buyer by way of liquidated damages subject to Seller's maximum liability set forth hereunder on the anniversary date of the delivery for as long as the deficiency remains, the following amounts:

***

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LETTER AGREEMENT N°5f

* * *

9	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10	CONFIDENTIALITY

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfillment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

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LETTER AGREEMENT N°5f

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)         the contact details of the Receiving Party,

(ii)        the extent of the Personal Information subject to disclosure,

(iii)       the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 10 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

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LETTER AGREEMENT N°6

CHINA EASTERN AIRLINES CORPORATION LTD
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

* * *

LA6	Page 1/4

LETTER AGREEMENT N°6

* * *

3	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,

(ii)	the extent of the Personal Information subject to disclosure,

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement, the AGTA and/or any Purchase to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

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LETTER AGREEMENT N°7

CHINA EASTERN AIRLINES CORPORATION LIMITED

Hongqiao International Airport,
No. 2550 Hongqiao Road,
Shanghai 200335,
People's Republic of China

Subject: Customer Support Services

CHINA EASTERN AIRLINES CORPORATION LIMITED (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into an aircraft general terms agreement dated as of June 15, 2009 (the "AGTA") and an A330 family purchase agreement (the "Agreement") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the AGTA or in the Purchase Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

If there is any inconsistency between the Agreement and this Letter Agreement, the latter shall prevail to the extent of such inconsistency.

LA7	Page 1/4

LETTER AGREEMENT N°7

1	Training

The Seller shall provide the Buyer the following training allowances as further detailed in Clause 16 of the AGTA, Appendix A thereto and the Agreement:

* * *

2	Lump Sum Warranty Credit

* * *

LETTER AGREEMENT N°7

3	Warranted Part Shipping

* * *

4	Assignment

Notwithstanding any other provision of this Letter Agreement, the AGTA or the Purchase Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5	Confidentiality

This Letter Agreement (and its existence) or any data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under this Letter Agreement shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to auditors, legal or tax advisors for the purpose of implementation hereof.

In particular, both Parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter of this Letter Agreement without the prior written consent of the other Party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Letter Agreement are strictly personal and exclusive to the Buyer, (the "Personal Information").  The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the "Receiving Party").

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,

(ii)	the extent of the Personal Information subject to disclosure,

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Letter Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 5 shall survive any termination of this Letter Agreement for a period of twelve (12) years after the date of Delivery of the last Aircraft to be delivered under the Purchase Agreement.

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